This AMENDMENT, dated as of December 5th, 2000, but effective as of October 24, 2000, to a certain Loan Agreement, dated as of September 27, 2000, (the "Loan Agreement") by and among Globaltron Corporation, formerly known as Win-Gate Equity Group, Inc.(the "Company"), Globaltron Communications Corporation, Gary D. Morgan as Guarantor (the "Guarantor") and Colpafinsa S.A.

RECITALS

                  A. Capitalized terms when used herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby, unless the text hereof specifically provides to the contrary.

                  B. Another creditor of the Borrower (who was subordinate in right of payment to the Lender, has requested to be in a pari-passu position with it) has requested to received a significantly higher interest rate on the obligation owed to the Lender and has received security from a third party for obligations owing to it by the Borrower, which security was previously pledged to the Lender.

                  C. As an inducement to the Lender to consent to such arrangements with the creditor, as provided in the preceding recital, the parties wish to made a first amendment to the Loan Agreement, as herein provided.

                  D. Guarantor is being concurrently released by the Borrower from all obligations under the Loan Agreement and therefor Guarantor is not a party hereto.

                  NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Section 1.1 of the Loan Agreement is hereby modified in order to change the definition of Qualified Private Placement as follows:
"Qualified Private Placement" means a private placement in the amount of not less than $10,000,000 of Qualifying Shares to Persons.

                  2. Section 1.1 of the Loan Agreement is hereby modified in order to incorporate within such section a definition of Notice of Conversion which shall read as follows: "Notice of Conversion" shall mean the notice by which the Lender notifies the Borrower about its intention to exercise its conversion rights.

                  3. Article 2 of the Loan Agreement is amended in order to add a new Section 2.9 and shall read as follows:

                  "2.9 Conversion. By notice in writing, the Lender may elect, either prior to the Maturity Date or after the Maturity Date, if the Loan and the Note have not been fully paid, the Loan and the Note shall convert in whole or in part, as elected by the Lender, into (i) that number of Qualifying Shares, if there has been a Qualified Private Placement; or (ii) that number of shares of common stock of the Borrower equal to the principal and interest accrued thereon under the Note, as elected by the Lender to be converted, divided by the lower of:

                  (a) the price of any Qualifying Shares issued by the Borrower in a Qualified Private Placement, if any; or

                  (b) the average closing price of the shares of common stock of the Borrower during twenty (20) consecutive trading days prior to the Notice of Conversion;

                  In the event of a conversion under Section 2.9(i) of this Loan Agreement, the Lender shall enter into all agreements and other documents generally applicable to purchasers of Qualifying Shares in the Qualified Private Placement. Upon issuance and delivery of the Qualifying Shares or common stock of the Company, as is applicable pursuant to subparagraphs (i) and (ii) above, to the Lender or its designee (if the entirety of the Note and interest thereon is converted), to return the Note (only if the entirety of the Note has been converted) to the Borrower for cancellation on the date of conversion of the Loan and the Note."

                  4. Section 2.8 of the Loan Agreement is hereby replaced in its entirety and shall read as follows: "2.8 Repayment. The Loan and the Interest shall be paid in full on the Repayment Date which shall occur on the earliest of
(i) six months from the date hereof; or (ii) the Borrower receives gross proceeds of US$10,000,000 from a Qualified Private Placement".

                  5. Section 4.2 of the Loan Agreement is hereby modified by replacing the word "Filing" with the word "Filings". Section 4.7 of the Loan Agreement is also hereby modified by replacing the word "filings" with the word "Filings".

                  6. Section 4.5 of the Loan Agreement is hereby modified by replacing the word "Report" in the sixth line of such Section with the word "Reports".

                  7. Section 8.1 of the Loan Agreement is hereby modified by replacing the Notices set forth thereon as follows: (a) in the Notice to the Borrower, the references made to Mr. Gary D. Morgan, its fax number and the address of Win-Gate Equity Group Inc. shall be replaced by a reference to Mr. Kevin D. Fitzgerald, Fax Number (305) 371-4686 and 100 North Biscayne Blvd., Suite 2500, Miami, Florida, 33132; (b) in the Notice to Win-Gate Equity Group Inc as the Borrower and Globaltron Communications Corporation as one of the Guarantors, a copy of such Notices shall also be delivered to Mr. David W. Sloan to the fax numbers provided; and (c) in the Notice to Mr. Gary D. Morgan as one of the Guarantors shall be deleted in its entirety.

                  8. In the event that $10,000,000 in equity is invested into the Borrower, the Borrower shall have a mandatory obligation to prepay the outstanding balance of the Note, together with accrued interest.

                  9. This Amendment does not constitute a waiver by the Lender of any of its rights or remedies under the Loan Agreement, as amended.

                  10. Except as specifically amended above, the Loan Agreement, as amended, shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                   GLOBALTRON CORPORATION


                   By: /s/ Kevin P. Fitzgerald, Chief Executive Officer
                       ------------------------------------------------


                   GLOBALTRON COMMUNICATIONS CORPORATION

                   By:      /s/ Kevin P. Fitzgerald, Chief Executive Officer
                            ------------------------------------------------
                            Kevin P. Fitzgerald


                   COLPAFINSA S.A.


                   By:      /s/ Magda Rodriguez, authorized signature
                            ------------------------------------------------
                            Magda Rodriguez





                                        3